Exhibit 10.17

LOAN EXTENSION AGREEMENT

1.	THE PARTIES. This Loan Extension Agreement (“Agreement”) made February 17, 2026 between:

Borrower/Issuer:	NovelStem International Corp. Ltd., with a mailing address of 2255 Glades Road, Suite 221A, Boca Raton, FL (“Borrower or Issuer”) and

Lender/Holder:	Jerry Wolasky, with a mailing address of 1360 98th Street, Bay Harbor Islands, Florida 33154, Attn: Jerry Wolasky (“Lender or Holder”).

HEREINAFTER the Borrower and Lender shall be referred to together as the “Parties” and in consideration of the covenants herein contained agree as follows:

2.	ORIGINAL NOTE. This Agreement is amending a note that exists between the Parties signed on August 7, 2024, for the sum of Five Hundred Ninety-Five Thousand Four Hundred and Eight Dollars ($595,408) and maturing on December 31, 2025 (“Original Note”).

3.	EXTENSION. Under this Agreement, the Parties agree to extend the maturity date as stated in the Original Note to June 30, 2026 (“Extension Date”).

4.	ADDITIONAL TERMS. The Parties agree that all other terms and conditions stated in the Original Note shall remain in full force and effect and that there are no additional amendments.

IN WITNESS WHEREOF, the Parties have indicated their acceptance of the terms of this Agreement by their signatures below on the dates indicated.

Borrower’s Signature:	Date:

Lender’s Signature:	Date: